SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 9, 2002

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California	0-17295	95-4079057

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8671 Wilshire Blvd., Suite 714 Beverly Hills, California (Address of Principal Executive Offices)		90211 (Zip Code)

(310) 358-5508
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a)     Financial Statements of Business Acquired.

               Not Applicable.

     (b)     Pro Forma Financial Information.

               Not Applicable.

     (c)     Exhibits.

Exhibit 99.1. Monthly Operating Report of the Registrant for the calendar month from April 1, 2002 to April 30, 2002.

Exhibit 99.2. Monthly Interim Statement of the Registrant for the calendar month from April 1, 2002 to April 30, 2002.

Exhibit 99.3. Monthly Operating Report of the Registrant for the calendar month from May 1, 2002 to May 31, 2002.

Exhibit 99.4. Monthly Interim Statement of the Registrant for the calendar month from May 1, 2002 to May 31, 2002.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2002	THE KUSHNER-LOCKE COMPANY

	By:	/s/ Alice P. Neuhauser Alice P. Neuhauser Responsible Officer